                                                                   EXHIBIT 10.32


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (hereinafter, this "AGREEMENT") is made this 26th day of September, 2000 by and among:

                  FLEET NATIONAL BANK, FORMERLY KNOWN AS BANKBOSTON, N.A. (hereinafter, the "LENDER"), a bank organized under the laws of the United States of America; and

                  DIEDRICH COFFEE, INC, (hereinafter, "Diedrich", a Delaware corporation (the "Parent"), and its Subsidiaries, COFFEE PEOPLE WORLDWIDE, INC., (hereinafter, "CPW"), a Delaware corporation, COFFEE PEOPLE, INC., (hereinafter, "CPW"), an Oregon corporation, GLORIA JEAN'S, INC. (hereinafter, "GJI"), a Delaware corporation, EDGLO ENTERPRISES, INC. (hereinafter, "EDGLO"), an Illinois corporation, GLORIA JEAN'S GOURMET COFFEES CORP. (hereinafter, "GJGC"), an Illinois corporation, AND GLORIA JEAN'S GOURMET COFFEES FRANCHISING CORP. (hereinafter, "GJGCF"), an Illinois corporation.

         Hereinafter, CPW, CPI, GJI, EDGLO, GJGC, and GJGCF shall be referred to collectively, jointly, and severally, as the "BORROWERS".

                                   BACKGROUND

         Reference is hereby made to a certain loan arrangement (hereinafter, the "LOAN ARRANGEMENT") entered into by and between the Lender and the Borrowers, evidenced by, among other things, the following documents, instruments, and agreements (hereinafter, together with this Agreement and all documents, instruments, and agreements executed incidental hereto, and contemplated hereby, collectively the "LOAN DOCUMENTS") (Reference to the "Lender" in Paragraphs 1-7 below refers to BankBoston, N.A.):

                  1. Revolving Note (hereinafter, the "REVOLVING NOTE") dated July 7, 1999 in the maximum principal amount of $3,000,000.00 made by the Borrowers payable to the Lender;

                  2. Term Note (hereinafter, the "TERM NOTE") dated July 7, 1999 in the original principal amount of $12,000,000.00 made by the Borrowers payable to the Lender;

                  3. Credit Agreement (hereinafter, the "CREDIT AGREEMENT") dated July 7, 1999, entered into by and between the Lender and the Borrowers;

                  4. Security Agreement (hereinafter, the "SECURITY AGREEMENT") dated July 7, 1999 pursuant to which each of the Borrowers granted the Lender a security interest in the Collateral (as defined in the Security Agreement);


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                  5. Trademark Security Agreement (hereinafter, the "TRADEMARK
         SECURITY AGREEMENT") dated July 7, 1999 pursuant to which each of the Borrowers granted the Lender a security interest in the Collateral (as defined in the Trademark Security Agreement);

                  6. Securities Pledge Agreement (hereinafter, the "PLEDGE AGREEMENT") dated July 7, 1999 pursuant to which each of the Borrowers granted the Lender a security interest in the Ownership Interests (as defined in the Pledge Agreement); and

                  7. Letter Agreements dated June 27, 2000 and August 17, 2000(hereinafter, the "LETTER AGREEMENTS") pursuant to which certain provisions of the Credit Agreement were amended and the Lender agreed to forbear from exercising its rights and remedies.

         Capitalized terms used herein and not otherwise defined shall have the meanings as set forth in the Credit Agreement.

         The Borrowers acknowledge and agree that, as of the date hereof the Borrowers are not in compliance with certain financial covenants contained in
Section 5.1, 5.2, and 5.3 of the Credit Agreement and have requested that the Lender waive certain Events of Default arising on account of such non-compliance as of June 30, 2000 and modify certain terms and conditions of the Loan Documents hereinafter, the "FINANCIAL COVENANT DEFAULTS"). The Lender has agreed to do so, BUT ONLY upon the terms and conditions set forth herein.

         Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Lender and the Borrowers, as follows:

                         ACKNOWLEDGMENT OF INDEBTEDNESS

1. The Borrowers each hereby acknowledge and agree that, in accordance with the terms and conditions of (i) the Loan Documents, (ii) this Agreement, and (iii) all documents, instruments, and agreements executed incidental to, and contemplated by, this Agreement, the Borrowers are jointly and severally liable to the Lender as of September 25, 2000, as follows:

     (a) Revolving Note:

         (i)   Principal:                                         $0.00
         (ii)  Interest:                                          $0.00

     (b) Legal Fees & Expenses
         (Pursuant to Paragraph 11 hereof):                  $12,747.07

     (c) Costs & Expenses (The Recovery Group)
         (Pursuant to Paragraph 11 hereof):                  $88,857.35


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

     (d) LC Exposure Amount:                                $293,000.00

     (e) Term Note:

         (i)   Principal:                                $10,000,000.00
         (ii)  Interest:                                    $238,557.21

                   GRAND TOTAL                           $10,633,161.63

     (f) All interest accruing from and after September 25, 2000 under the Revolving Note, and the Term Note, respectively, and all late fees, reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and the allocated costs of the Lender's in-house counsel) incurred by the Lender from and after September 25, 2000 in connection the Loan Documents, including, without limitation, all reasonable attorney's fees and expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

     (g) Hereinafter all amounts due as set forth in this Paragraph 1, and elsewhere payable under this Agreement, shall be referred to collectively as the "OBLIGATIONS".

                                WAIVER OF CLAIMS

2. The Borrowers each hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Lender or the Lender's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns with respect to the Obligations, or otherwise, and that if any of the Borrowers now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender or the Lender's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Borrowers each hereby RELEASE the Lender and the Lender's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

               RATIFICATION OF LOAN DOCUMENTS; FURTHER ASSURANCES

3.  The Borrowers:

     (a) Hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Loan Documents. The Borrowers further acknowledge and agree that except as specifically modified in this Agreement, all terms and conditions of those documents, instruments, and agreements shall remain in full force and effect; and


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

     (b) Shall, from and after the execution of this Agreement, execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender reasonably may require in order to vest or perfect the Loan Documents and the collateral granted therein more securely in the Lender and to otherwise give effect to the terms and conditions of this Agreement.

                               WAIVER OF DEFAULTS

4. In consideration for the Borrowers promise to perform each and every term and condition of this Agreement, the Lender hereby waives the Financial Covenant Defaults. The Borrowers acknowledge and agree that this waiver of the Financial Covenant Defaults is a one-time waiver and shall apply only to the defaults specified herein which have occurred under the Loan Documents prior to the execution of this Agreement, and shall not constitute a waiver of any default or Event of Default occurring or continuing after the execution of this Agreement.

                         SUBORDINATION OF CERTAIN LIENS

5. The Borrowers shall use their best, good faith efforts to obtain, within sixty (60) days from the date of this Agreement, an executed UCC-1 Amendment which subordinates that certain UCC-1 Financing Statement naming "Diedrich Coffee, a Delaware corporation" as Debtor and "Shops at Park Place LLC" as Secured Party, which was filed with the office of the California Secretary of State on February 27, 1998 as document number 9806160519, to any and all UCC-1 Financing Statements filed in favor of the Lender which name any of the Borrowers as "Debtor". The subordination contemplated hereby shall be on such terms and conditions as are satisfactory to the Lender in its sole and exclusive discretion.

                                 LOAN ADVANCES

6. The Borrowers acknowledge and agree that, except as expressly set forth herein, the Lender has no obligation to make any further Credit Extensions under the Credit Agreement, and that if, in response to a request from the Borrowers, the Lender does make any Credit Extension (as determined in its sole and absolute discretion), the Lender shall not be obligated thereafter to make any further Credit Extension(s) under the Credit Agreement.

           AMENDMENTS TO CREDIT AGREEMENT/REPAYMENT OF THE OBLIGATIONS

7. From and after the execution of this Agreement, the Credit Agreement shall be amended, and the Borrowers shall repay the principal balance of the Obligations, as follows:

     (a) Section 2.1(a) of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         (a) REVOLVING LOANS. THE LENDER AGREES, SUBJECT TO THE TERMS OF THIS AGREEMENT, TO MAKE REVOLVING CREDIT LOANS (THE "REVOLVING LOANS") TO THE BORROWER FROM TIME TO TIME AND AFTER THE DATE HEREOF UNTIL THE EXPIRATION DATE IN AN AGGREGATE PRINCIPAL AMOUNT AT ANY TIME


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         OUTSTANDING UP TO, BUT NOT EXCEEDING, $1,293,000, MINUS THE LC EXPOSURE
         AMOUNT AT SUCH TIME (THE "REVOLVER COMMITMENT"). THE PROCEEDS OF ALL REVOLVING LOANS SHALL BE USED SOLELY TO SATISFY ANY LC DRAW OBLIGATIONS IN ACCORDANCE WITH SECTION 2.8(D) OF THIS AGREEMENT. SUBJECT TO THE TERMS OF THIS AGREEMENT, FROM TIME TO TIME, AND AFTER THE DATE HEREOF UNTIL THE EXPIRATION DATE, THE BORROWERS MAY BORROW, REPAY AND REBORROW REVOLVING LOANS. THE REVOLVING LOANS SHALL BE EVIDENCED BY A PROMISSORY
         NOTE IN THE FORM OF EXHIBIT 2.1(A) HERETO DELIVERED TO THE LENDER ON
         THE DATE HEREOF (AS MAY BE AMENDED, RENEWED, SUBSTITUTED OR REPLACED FROM TIME TO TIME, THE "REVOLVING NOTE").

     (b) The Borrowers shall make scheduled payments in reduction of the principal balance of the Term Note, in the following amounts during the corresponding time periods:

                       TIME PERIOD                   AMOUNT OF PRINCIPAL PAYMENT
                       -----------                   ---------------------------
         Commencing February 1, 2001 and continuing
         on the like day of each calendar month              $ 25,000.00
         through and including June 1, 2001:

         Commencing July 1, 2001 and continuing on
         the like day of each calendar month through         $100,000.00
         and including August 1, 2002:

     (c) In all events, the Borrowers shall make such additional payments in reduction of the outstanding Obligations in amounts sufficient to ensure that the outstanding principal balance of the Term Note shall be no more than the following amounts, by the specified dates:(1)

                                      (b)
                                                     AMOUNT OF PRINCIPAL BALANCE
            SPECIFIED DATE                                     (TERM NOTE)
            --------------                           ---------------------------
         As at March 31, 2001:                                $9,667,000.00

         As at June 30, 2001:                                 $9,167,000.00

         As at September 30, 2001:                            $7,955,100.00

     (d) In all events, the entire outstanding balance of the Obligations, including all principal and interest (accrued and hereafter accruing) on the Term Note and the Revolving Note, and all costs, expenses, and costs of collection (including attorneys' fees) shall be due and payable in full on or before 5:00 P.M. on September 1, 2002, unless sooner due in accordance with the terms of the Loan Documents.

---------------
(1) Nothing contained herein shall limit the payments required to be made by the Borrowers under the Credit Agreement or this Agreement.

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

     (e) Section 2.7(b) of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         (b) MANDATORY PAYMENTS IN CONNECTION WITH PREPAYMENT EVENTS. IF AT ANY TIME ANY PORTION OF THE TERM LOAN IS OUTSTANDING, THE BORROWERS SHALL, NOT LATER THAN 10 DAYS FOLLOWING EACH DAY ANY NET SALE PROCEEDS ARE RECEIVED BY ANY BORROWER OR ANY OF ITS SUBSIDIARIES FROM ANY ASSET SALES, PAY TO THE LENDER 50% OF THE AMOUNT OF SUCH NET SALE PROCEEDS (EACH SUCH PAYMENT TO THE LENDER BEING REFERRED TO HEREIN AS A "SALE PROCEEDS PAYMENT"), PROVIDED, HOWEVER, THAT
             (I) THE NET SALE PROCEEDS NOT PAID TO THE LENDER SHALL BE REINVESTED IN THE BUSINESS OF THE BORROWERS, AND (II) ASSET SALES SHALL BE PERMITTED ONLY IF: (X) NO DEFAULT EXISTS AT THE TIME OF SUCH ASSET SALE, AND (Y) SUCH ASSET SALES ARE MADE IN COMPLIANCE WITH THE TERMS OF THIS CREDIT AGREEMENT, INCLUDING, WITHOUT LIMITATION, SECTION 7.4.

     (f) Section 2.7(c) of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         (c) MANDATORY PAYMENTS IN CONNECTION WITH DEBT OR EQUITY ISSUANCES. IF AT ANY TIME ANY PORTION OF THE TERM LOAN IS OUTSTANDING, THE BORROWERS SHALL, NOT LATER THAN 30 DAYS FOLLOWING SUCH TIME AS WHEN ANY NET DEBT/EQUITY PROCEEDS ARE RECEIVED BY ANY BORROWER OR ANY OF ITS SUBSIDIARIES IN EXCESS OF $1,000,000 IN THE AGGREGATE AS TO ALL DEBT ISSUANCES AND EQUITY ISSUANCES OF ALL COMPANIES IN ANY FISCAL YEAR, PAY TO THE LENDER THE AMOUNT OF SUCH NET DEBT/EQUITY PROCEEDS (EACH SUCH PAYMENT TO THE LENDER BEING REFERRED TO HEREIN AS A "DEBT/EQUITY PROCEEDS PAYMENT").

     (g) Section 2.8(b)(i)(B) of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         (b) AFTER GIVING EFFECT TO SUCH ISSUANCE, EXTENSION OR RENEWAL, (1) THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE REVOLVING LOANS SHALL NOT EXCEED THE AVAILABLE REVOLVER COMMITMENT AND (2) THE SUMS OF THE AGGREGATE LC EXPOSURE AMOUNT SHALL NOT EXCEED $1,293,000.

     (h) The Borrowers have advised the Lender that they intend to enter into a Sale Leaseback transaction with respect to two (2) Motor Moka facilities located in Portland, Oregon, being Unit Nos. 22029 and 22031, respectively, and have requested that the Lender amend the Credit Agreement to provide for such transactions. Accordingly, the following text shall be added to the last sentence of Section 7.2 of the Credit Agreement: "PROVIDED, HOWEVER, THAT COFFEE PEOPLE MAY CONDUCT A SALE LEASEBACK WITH RESPECT TO TWO (2) CERTAIN "MOTOR MOKA" FACILITIES LOCATED IN PORTLAND, OREGON, BEING UNIT NOS. 22029 AND 22031, PROVIDED THAT SUCH SALE LEASEBACK SHALL BE IN ACCORDANCE WITH THE TERMS HEREOF."

     (i) The amount "$1,000,000" as it appears in Section 7.3(f) of the Credit Agreement is deleted and the amount "$2,000,000" shall be inserted in its stead.


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     (j) Section 7.4(b)(ii) of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         (ii) ANY OTHER SALE OF TANGIBLE ASSETS (OTHER THAN THE SALE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF ANY COMPANY AND OTHER THAN, IN ANY FOUR-QUARTER PERIOD, THE SALE OF GREATER THAN 14% OF THE VALUE OF CONSOLIDATED NET ASSETS AS OF ANY DATE THEREIN) FOR NOT LESS THAN THE FAIR MARKET VALUE THEREOF (EACH SUCH PERMITTED SALE BEING REFERRED TO AS A "PERMITTED SALE"), PROVIDED THAT PRIOR NOTICE THEREOF IS GIVEN TO THE LENDER, IF REQUIRED, PURSUANT TO SECTION 6.1(L) AND THE SALE PROCEEDS PAYMENT WITH RESPECT THERETO IS MADE, IF AND TO THE EXTENT REQUIRED, PURSUANT TO SECTION 2.7 OF THIS AGREEMENT.

     (k) Section 8.1 of the Credit Agreement is hereby amended by adding the following text as an additional Event of Default:

         (l) A MATERIALLY ADVERSE CHANGE IN THE FINANCIAL CONDITION OF ANY OF THE BORROWERS, AS DETERMINED BY THE LENDER IN ITS SOLE AND EXCLUSIVE DISCRETION.

     (l) The definition of "DEBT ISSUANCE" contained in Section 1 of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         DEBT ISSUANCE: THE ISSUANCE OF CONSOLIDATED FUNDED INDEBTEDNESS SUBORDINATED TO THE OBLIGATIONS OF THE BORROWERS WITH RESPECT TO THE LOANS, THE NOTES AND OTHER OBLIGATIONS, ON SUCH TERMS OF SUBORDINATION AS ARE SATISFACTORY TO THE LENDER IN ITS SOLE AND EXCLUSIVE DISCRETION, AND PURSUANT TO DOCUMENTATION CONTAINING TERMS OF SUBORDINATION WITH RESPECT TO THE RIGHT OF PAYMENT, ACCRUAL AND REPAYMENT OF INTEREST, AND EXERCISE OF REMEDIES, IN FORM AND SUBSTANCE SATISFACTORY TO THE LENDER IN ITS SOLE AND EXCLUSIVE DISCRETION.

     (m) The definition of "EXPIRATION DATE" contained in Section 1 of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         EXPIRATION DATE: SEPTEMBER 1, 2002, OR SUCH EARLIER DATE ON WHICH THE REVOLVER COMMITMENT OF THE LENDER SHALL TERMINATE IN ACCORDANCE WITH THE TERMS HEREOF.

     (n) The definition of "REFERENCE PERIOD" contained in Section 1 of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         REFERENCE PERIOD: EACH PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS OF THE BORROWERS ENDING ON OR AFTER THE QUARTERLY DATE FOR THE SECOND FISCAL QUARTER OF FISCAL YEAR 1999; PROVIDED, HOWEVER, SOLELY WITH RESPECT TO THE FINANCIAL COVENANTS CONTAINED IN SECTION 5.1, 5.2, AND 5.3, THAT: (i) FOR THE FIRST FISCAL QUARTER OF FISCAL YEAR 2001, REFERENCE PERIOD SHALL MEAN AND REFER TO THE FIRST FISCAL QUARTER OF FISCAL YEAR 2001, (ii) FOR THE SECOND QUARTER OF FISCAL YEAR 2001, REFERENCE PERIOD SHALL REFER TO THE PRIOR TWO FISCAL QUARTERS, (iii) FOR THE THIRD QUARTER OF FISCAL YEAR 2001, REFERENCE PERIOD SHALL REFER TO THE PRIOR THREE FISCAL QUARTERS, AND (iv) FOR THE FOURTH QUARTER OF THE FISCAL YEAR 2001, AND FOR EACH FISCAL QUARTER THEREAFTER, ON A ROLLING BASIS, REFERENCE PERIOD SHALL REFER TO THE PRIOR FOUR CONSECUTIVE FISCAL QUARTERS OF THE BORROWERS.


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

     (o) The definition of "TERM LOAN MATURITY DATE" contained in Section 1 of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         TERM LOAN MATURITY DATE: SEPTEMBER 1, 2002, OR SUCH EARLIER DATE ON WHICH THE REVOLVER COMMITMENT OF THE LENDER SHALL TERMINATE IN ACCORDANCE WITH THE TERMS HEREOF.

                        AMENDMENT OF FINANCIAL COVENANTS

8. Section 5.1 of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         5.1 MAXIMUM LEVERAGE RATIO. THE RATIO OF CONSOLIDATED FUNDED INDEBTEDNESS AT ANY DATE TO CONSOLIDATED EBITDA FOR THE MOST RECENTLY ENDED REFERENCE PERIOD ENDING ON THE QUARTERLY DATE FALLING NEAREST TO THE DATES IDENTIFIED IN THE TABLE BELOW TO BE GREATER THAN THE RATIO SPECIFIED BELOW OPPOSITE SUCH DATE.

                   DATE                           MAXIMUM LEVERAGE RATIO
                   ----                           ----------------------
                 9/30/00                                (153.0):1.0
                 12/31/00                                15.0:1.0
                 3/31/01                                  7.0:1.0
                 6/30/01                                  4.8:1.0
                 9/30/01                                  4.6:1.0
                 12/31/01                                 4.8:1.0
                 3/31/02                                  4.6:1.0
               6/30/02 AND                                4.2:1.0
           FOR EACH REFERENCE
           PERIOD THEREAFTER

9. Section 5.2 of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         5.2 MINIMUM FIXED CHARGES COVERAGE RATIO. THE RATIO OF CONSOLIDATED CASH FLOW FOR ANY REFERENCE PERIOD ENDING ON ANY QUARTERLY DATE FALLING NEAREST TO THE DATES IDENTIFIED IN THE TABLE BELOW TO CONSOLIDATED FINANCIAL OBLIGATIONS FOR SUCH REFERENCE PERIOD TO BE LESS THAN THE RATIO SPECIFIED BELOW OPPOSITE SUCH DATE.

                                                            MINIMUM FIXED
                          DATE                          CHARGES COVERAGE RATIO
                          ----                          ----------------------
                        9/30/00                               (0.1):1.0
                        12/31/00                                0.5:1.0
                        3/31/01                                 0.8:1.0
                        6/30/01                                 0.8:1.0
                        9/30/01                                 0.9:1.0
                        12/31/01                                0.7:1.0
                        3/31/02                                 0.7:1.0
                        6/30/02 AND                             0.8:1.0
                     FOR EACH REFERENCE
                     PERIOD THEREAFTER

10. Section 5.3 of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

         5.3 MINIMUM INTEREST COVERAGE RATIO. THE RATIO OF CONSOLIDATED EBITDAR FOR ANY REFERENCE PERIOD ENDING ON ANY QUARTERLY DATE FALLING NEAREST TO THE DATES IDENTIFIED IN THE TABLE BELOW TO CONSOLIDATED INTEREST EXPENSE FOR SUCH REFERENCE PERIOD TO BE LESS THAN THE RATIO SPECIFIED BELOW OPPOSITE SUCH DATE.

                        DATE                     MINIMUM INTEREST COVERAGE RATIO
                        ----                     -------------------------------
                      9/30/00                               0.8:1.0
                      12/31/00                              1.0:1.0
                      3/31/01                               1.2:1.0
                      6/30/01                               1.2:1.0
                      9/30/01                               1.2:1.0
                      12/31/01                              1.2:1.0
                      3/31/02                               1.2:1.0
                 6/30/02 AND 1.2:1.0
                 FOR EACH REFERENCE
                 PERIOD THEREAFTER

                        FINANCIAL PROJECTIONS / REPORTING

11. The Borrowers have furnished the Lender with its cash flow projections for the fiscal year ending 2001 (the "CASH FLOW PROJECTIONS"), a copy of which projections are attached hereto as Exhibit "A". The Borrowers hereby certify to the Lender that the Cash Flow Projections are based upon good faith estimates and assumptions believed by management of the Borrowers to be reasonable at the time made.

12. In addition to all other reporting requirements contained in the Loan Documents, the Borrowers shall also submit to the Lender monthly financial statements, on a consolidating basis, within thirty (30) days of the close of each calendar month, a statement of income, cash flow, and balance sheet for the immediately preceding month and year-to-date period. Simultaneously



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

with the furnishing of such financial statements, the Borrowers shall submit to the Lender (i) a detailed reconciliation analysis of the actual monthly and year-to-date results compared to the projected results to be delivered to the Lender, and as further amended to reflect any interest and/or fees that are incurred as a result of this Agreement, and (ii) a detailed written explanation of any and all material variances.

                                MODIFICATION FEE

13. In consideration of the Lender's agreement to enter into this Agreement, the Borrowers shall be obligated to pay to the Lender the sum of $25,000.00 as a modification fee (hereinafter, the "MODIFICATION FEE").

     (a) The Modification Fee shall:

         (i) Be fully earned by the Lender upon the execution of this Agreement;

         (ii)   Constitute one of the Obligations; and

         (iii) Be retained by the Lender under all circumstances and not applied in reduction of any of the other Obligations.

     (b) The Borrowers shall pay the Modification Fee at such time as the Borrowers shall remit to the Lender the first Sale Proceeds Payment (in accordance with Section 2.7(b) of the Credit Agreement, which payment shall be in addition to the payment of the Sale Proceeds Payment) after the date hereof; provided, however, that the Modification Fee shall be paid to the Lender by no later than March 31, 2001.

                                COSTS / EXPENSES

14. The Borrowers shall pay to the Lender:

     (a) On or before the execution of this Agreement the sum of $12,747.07 in reimbursement for reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Lender to Riemer & Braunstein, LLP through September 22, 2000, in connection with the protection, preservation, and enforcement by the Lender of its rights and remedies under the Loan Documents, including, without limitation, the negotiation and preparation of this Agreement;

     (b) The sum of $88,857.35 (the "RECOVERY GROUP FEES") in reimbursement of costs and expenses incurred by the Lender through September 15, 2000, in connection with services rendered by The Recovery Group, Inc. The Borrowers hereby expressly acknowledge and agree that the Recovery Group Fees are absolutely due and owing to the Lender, and constitute one of the Obligations under the Credit Agreement. The Recovery Group Fees shall be paid to the Lender by the Borrowers in four equal installments of $22,214.34 due on or before the last


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

         Business Day of October 2000, November 2000, December 2000, and January 2001, and the failure of the Borrowers to pay the Recovery Group Fees, as and when due, shall constitute an Event of Default under the Credit Agreement.

     (c) On demand for any and all other reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Lender in connection with the protection, preservation, and enforcement by the Lender of its rights and remedies under the Loan Documents, including, without limitation, reimbursement of all costs and expenses for: (i) services rendered by The Recovery Group, Inc. from and after September 15, 2000, and (ii) all attorneys' fees and expenses incurred by the Lender from and after September 22, 2000.

                                     NOTICES

15. If to the Lender:    Fleet National Bank
                         100 Federal Street
                         Providence, Rhode Island 02110
                         Attn.: Mr. Anthony D. Healey
                                Vice President
                         Telecopier No. (617) 434-1508

    With a copy to:      Steven T. Greene, Esquire
                         Riemer & Braunstein LLP
                         Three Center Plaza
                         Boston, Massachusetts 02108
                         Telecopier No. (617) 880-3456

    If to the Borrowers: Diedrich Coffee, Inc.
                         2144 Michelson Drive
                         Irvine, California 92612
                        Attn: Matthew McGuinness
                        Telecopier No. (949) 756-1144
   With a copy to:      John M. Williams, Esquire
                        Gibson, Dunn & Crutcher, LLP
                        4 Park Plaza
                        Irvine, California 92614
                        Telecopier No. (949) 451-4220

                                     WAIVERS

16. NON-INTERFERENCE. From and after the occurrence of any Event of Default, the Borrowers agree not to interfere with the exercise by the Lender of any of its rights and remedies. The Borrowers further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Lender's efforts to realize upon any of the collateral granted to the Lender under the Loan Documents, or otherwise to enforce the Lender's rights and remedies pursuant to the Loan Documents. This provision shall be specifically enforceable by the Lender. 2.

17. AUTOMATIC STAY. The Borrowers hereby expressly assent to any motion filed by the Lender seeking relief from the automatic stay in connection with any Petition for Relief filed by or against any one or more of the Borrowers under the United States Bankruptcy Code.

18. JURY TRIAL. The Borrowers hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the Lender, in entering into this Agreement, is relying on such a waiver: THE BORROWERS EACH HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY OF THE BORROWERS BECOME A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BORROWERS OR IN WHICH THE BORROWERS ARE JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE BORROWERS, OR ANY OTHER PERSON, AND THE LENDER.

                                ENTIRE AGREEMENT

19. This Agreement shall be binding upon the Borrowers and the Borrowers' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Lender and the Lender's successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Borrowers and the Lender, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Borrowers and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

                            CONSTRUCTION OF AGREEMENT

20. In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

     (a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

     (b) The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Lender and the Borrowers under this Agreement.

     (c) In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Lender and the Borrowers, the provisions of this Agreement shall govern and control.

     (d) The Lender and the Borrowers have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Lender and the Borrowers and shall not be construed against either the Lender or the Borrowers.

                         ILLEGALITY OR UNENFORCEABILITY

21. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

                               INFORMED EXECUTION

22. The Borrowers warrant and represent to the Lender that the Borrowers:

     (a) Have read and understand all of the terms and conditions of this Agreement;

     (b) Intend to be bound by the terms and conditions of this Agreement;

     (c) Are executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of their own selection; and

     (d) Acknowledge and agree that the modifications provided to the Borrowers by the Lender pursuant to this Agreement constitute a fair and reasonable time frame within which all Obligations are to be paid in full.

         IN WITNESS WHEREOF, this First Amendment to Credit Agreement has been executed this 26th day of September, 2000.


FLEET NATIONAL BANK                          DIEDRICH COFFEE, INC.


By: /s/ ANTHONY D. HEALEY                    By: /s/  MATHEW C. McGUINNESS
    ----------------------------------           -------------------------------
Title: Vice President                        Title: Sr. Vice President and
                                                    Chief Financial Officer


                                             COFFEE PEOPLE WORLDWIDE, INC.

                                             By: /s/ MATHEW C. McGUINNESS
                                                 -------------------------------
                                             Title: Sr. Vice President and
                                                    Chief Financial Officer


                                             COFFEE PEOPLE, INC.


                                             By: /s/ MATHEW C. McGUINNESS
                                                 -------------------------------
                                             Title: Sr. Vice President and
                                                    Chief Financial Officer


                                             GLORIA JEAN'S, INC.


                                             By: /s/ MATHEW C. McGUINNESS
                                                 -------------------------------
                                             Title: Sr. Vice President and
                                                    Chief Financial Officer



                                             EDGLO ENTERPRISES, INC.


                                             By: /s/ MATHEW C. McGUINNESS
                                                 -------------------------------
                                             Title: Sr. Vice President and
                                                    Chief Financial Officer


                        [CONTINUATION OF SIGNATURE PAGE]


                                             GLORIA JEAN'S GOURMET COFFEES CORP.


                                             By: /s/ MATHEW C. McGUINNESS
                                                 -------------------------------
                                             Title: Sr. Vice President and
                                                    Chief Financial Officer


                                             GLORIA JEAN'S GOURMET COFFEES
                                                FRANCHISING CORP.


                                             By: /s/ MATHEW C. McGUINNESS
                                                 -------------------------------
                                             Title: Sr. Vice President and
                                                    Chief Financial Officer